Performance Commentary | 2nd Quarter 2023

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

July 21, 2023

Highlights

●	The AFL-CIO Housing Investment Trust (HIT) offers an attractive risk-return profile with a yield to worst of 5.54% – 73 basis points (bps) higher than the Bloomberg US Aggregate Bond Index* (Bloomberg Aggregate or Benchmark) – and an 86% agency/government credit portfolio, as of June 30, 2023. The HIT had a 98-bps yield advantage compared to the credit equivalent AAA Component of the Bloomberg Aggregate (AAA Index) at quarter end.

●	The HIT generated a gross return of -0.82% and a net return of -0.90% for the second quarter, compared to -0.84% for the Bloomberg Aggregate.[1] Interest rates rose sharply in the second quarter leading to negative fixed income returns. The 10-year Treasury rate has closed three of the last four quarters above 3.80%.

●	Year to date, the HIT has committed to five impact investment projects with a total development cost of $989.2 million. HIT commitments total $188.7 million, with $143.7 million committed in the second quarter. As of June 30, 2023, 38 projects receiving HIT financing were under construction.[2] Construction investments are intended to enhance the fundamental value of HIT’s portfolio by boosting yield and generating additional portfolio income as they fund while also promoting the creation of union construction jobs and housing.

●	Investment grade fixed income spread assets, including multifamily mortgage-backed securities (MBS), tightened relative to Treasuries during the second quarter due to the risk-on capital market environment, which represents a recovery after the failure of Silicon Valley Bank and Signature Bank in early March. The HIT is structurally overweight spread product and underweight Treasuries.

●	Corporate bonds led the move tighter as they were the best performing asset class in the Benchmark on both an excess and total return basis. The HIT portfolio holds no corporate bonds.

●	The Federal Reserve continued to tighten monetary policy throughout the quarter, hiking rates by 25 bps at their May meeting. Despite a pause in hiking at their June meeting, they signaled that further tightening is likely necessary to curb persistently high inflation. While inflation has slowed on an annual basis for twelve consecutive months, it remains elevated by historical standards. The yield curve remains inverted across some tenors, signaling that market participants believe a recession is possible within the next 12 months.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2 This includes New Markets Tax Credits allocated by HIT subsidiary Building America CDE, Inc.

2023 Q2 Portfolio Commentary

●	The HIT’s relative duration position ended the second quarter slightly short compared to the Benchmark like recent years. Moving forward in 2023, the HIT will look to manage interest rate risk close to duration neutral relative to the Bloomberg Aggregate.

●	Significant volatility in asset prices, fueled by banking sector turmoil earlier in the year, is likely to continue. Inflation is projected to remain above the Fed’s target in the near term due to supply chain constraints and a tight labor market. Given the uncertain path of interest rates and the elevated risk for asset valuations in this high interest rate environment, as well as a potential recession on the horizon, we believe investments in high grade credit quality funds remain prudent.

2nd Quarter Performance

The AAA Index represents the AAA Component of the Bloomberg US Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Interest rates increased materially in the second quarter, resulting in negative total returns for investment grade fixed income strategies. Further tightening of monetary policy from the Federal Reserve due to elevated inflation pushed the 10-year Treasury rate to close the quarter above 3.8%. Spreads across investment grade fixed income assets tightened versus Treasuries due to the risk-on capital market environment, which stemmed from a recovery in the regional banking sector after the failure of multiple banks in early March. Ultimately, the HIT performed in line with the Bloomberg Aggregate in the second quarter, finishing with a gross return of -0.82% and a net return of -0.90%, compared to the Bloomberg Aggregate return of -0.84%.

The HIT’s relative performance for the quarter benefitted from the portfolio’s overweight to spread products and underweight to Treasuries, as it was the worst performing asset class in the Benchmark on both an excess and total return basis during the second quarter. However, the HIT’s underweight

2023 Q2 Portfolio Commentary

to corporate bonds hindered relative performance, as it was the best performing asset class on both an excess and total return basis in the Benchmark. The HIT’s performance exceeded the AAA Index’s -1.06% return for the quarter given the underperformance of Treasuries, which make up over 50% of the AAA Index.

Positive contributions to HIT’s 2nd quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. As of June 30, 2023, the HIT had a relative yield advantage of 73 bps.

●	Performance by Fannie Mae Delegated Underwriting and Servicing (DUS) securities in the portfolio as spreads tightened on longer maturity fixed-rate structures, with the benchmark 10/9.5s tightening by approximately 13 bps. The HIT had an average allocation of 22.4% to fixed-rate single-asset DUS securities of various structures while the Benchmark had none.

●	Performance by Ginnie Mae construction/permanent loan certificates (CLC) in the portfolio as spreads tightened for the quarter by approximately 5 bps. The HIT had an average allocation of 4.6% to CLC securities during the quarter.

●	The portfolio’s underweight to Treasuries as it was the worst performing major asset class in the Bloomberg Aggregate on both an excess and total return basis during the second quarter. The HIT had an average allocation of 3.7% to Treasuries during the quarter while the Benchmark had an average allocation of 41.1%.

●	The portfolio’s short relative duration versus the Benchmark as rates sold off during the quarter. See “The Yield Curve – Treasuries” below.

●	The portfolio’s overweight to adjustable-rate securities with an average allocation of 13% during the second quarter, whereas the Benchmark only has fixed rate assets.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s underweight to corporate bonds, the best performing major asset class in the Bloomberg Aggregate on both a total and excess return basis. Corporates produced an excess return of 131 bps and a total return of -29 bps for the quarter. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 24.6% during the quarter.

●	The portfolio’s underweight to agency-insured fixed-rate single family MBS, the second best performing major asset class in the Benchmark on an excess and total return basis for the quarter with a 76-bps excess return and -64 bps total return. During the quarter, the portfolio had an average allocation to the sector of 13.5% compared to 27.0% for the Bloomberg Aggregate.

●	The portfolio’s overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Those returns were 32, 84, 118, and 157 bps, respectively. The HIT has an overweight with respect to the Benchmark in high credit quality investments. Approximately 88.5% of the HIT portfolio was AAA-rated or carried a government or Government-Sponsored Enterprise (GSE) guarantee on average during the quarter, compared to 72.8% for the Bloomberg Aggregate.

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by 18 bps during the quarter. The portfolio had an average 12.4% allocation to REMICS during the second quarter.

2023 Q2 Portfolio Commentary

Fundamentals June 30, 2023	HIT	Bloomberg Aggregate*	AAA Index*		HIT	Bloomberg Aggregate*	AAA Index*
CREDIT PROFILE				YIELD
US Government/Agency/AAA/Cash	88.1%	72.8%	100.0%	Current Yield	3.82%	3.21%	2.81%
				Yield to Worst	5.54%	4.81%	4.56%
INTEREST RATE RISK				CALL RISK
Effective Duration	6.02	6.16	6.03	Call Protected	74%	73%	63%

Market Overview

Global economic activity continues to soften as the effects of past monetary tightening, more restrictive credit conditions and a softer labor market weigh on growth. In the U.S., inflation has fallen significantly, but remains above the Fed’s 2% target. The Federal Reserve hiked rates 25 bps in May, bringing the federal funds rate to a 22-year high, and then paused at their June meeting to assess economic conditions in wake of the bank failures and tightening credit conditions throughout the first half of the year. Employment growth slowed in the second quarter, but the economy continued to add jobs and the unemployment rate remained low by historical standards, ending the quarter at 3.6%.3

The affordable housing crisis in the U.S. continues as rising housing costs, in conjunction with income losses from Covid-19, have produced the most significant drop in housing affordability in years.4 The number of cost burdened renters has hit a record high of 21.6 million households5, and the Homebuyer Affordability Fixed Mortgage Index value of 93.80 is only just above the all-time low of 91.30 achieved in October 2022.6

The Yield Curve - Treasuries

Interest rates increased materially throughout the quarter as the curve bear flattened and inverted further. The Federal Reserve maintained their restrictive monetary policy in an effort to slow inflation.

●	10- and 30-year US Treasury bonds closed the second quarter at 3.84% and 3.86%, respectively. During the quarter, the 2-, 5-, 10-, and 30-year rates rose by 87, 58, 37 and 21 bps respectively.

●	The Federal Reserve’s balance sheet shrunk from $8.8 trillion to $8.4 trillion in the second quarter. The ongoing normalization of the Fed’s balance sheet is expected to continue in future quarters.

●	Global central bank policy remained hawkish in the second quarter to combat global inflationary pressures.

Yield Curve (%) Source: Bloomberg*

3 Bureau of Labor Statistics.

4 American Community Survey Data, Joint Center for Housing Studies of Harvard University

5 Ibid

6 National Association of Realtors

2023 Q2 Portfolio Commentary

Source: Bloomberg*

Investment Grade Spreads: Multifamily

Agency multifamily securities experienced strong performance in the second quarter as both conventional GSE multifamily spreads and FHA/Ginnie Mae spreads tightened considerably versus Treasuries. Agency Commercial MBS (CMBS) issuance picked up compared to the first quarter but remains historically low, down 36% compared to the second quarter of 2022. Ultimately, low supply and returning regional bank demand led to positive agency multifamily excess return for the quarter.

●	Spreads on conventional GSE multifamily securities tightened to Treasuries throughout the quarter; the risk-on capital market environment given the banking sector recovery, combined with higher rates and consequently higher all-in yields, led to increased demand for the sector.

●	FHA-insured multifamily permanent and construction-related MBS experienced a sharp tightening in nominal spreads during the quarter, primarily due to the early June FDIC announcement that the Silicon Valley Bank receivership portfolio of Ginnie Mae securities would not be sold into the market. FHA-insured construction-related MBS spreads remain attractive and continue to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

●	Total agency multifamily issuance for the second quarter of 2023 slowed considerably versus the second quarter of 2022 given the high interest rate environment and increased market volatility, coming in at $29 billion versus $45 billion a year prior. Total agency multifamily issuance for 2023 year-to-date is $55 billion versus $98 billion for the first six months of 2022.

Source: HIT, Securities Dealers and Bloomberg*

2023 Q2 Portfolio Commentary

●	The 2023 multifamily loan purchase caps for Fannie Mae and Freddie Mac are $75 billion for each enterprise. The 2023 caps, which decreased from $78 billion in 2022, reflect an anticipated contraction of the multifamily originations market in 2023. To ensure a strong focus on affordable housing and traditionally underserved markets, FHFA will require that at least 50% of their multifamily business be affordable housing.

Market Outlook

The outlook for the U.S. economy remains highly uncertain, with risks weighted to the downside. While the Fed paused hikes at its June meeting, the market is expecting a 25-bp hike at the July meeting. Additionally, the lagged effects of previous hikes will continue to soften economic activity in the second half of the year. Consumer spending has been resilient thus far but is ultimately expected to weaken as higher borrowing costs and tighter financial conditions weigh on household spending.

The multifamily housing sector continues to play a vital role in the economy with nearly 1 million units under construction nationally.7 Amid declining single family housing activity and household spending being negatively impacted by elevated inflation, multifamily rental housing is expected to remain in high demand.

The shortage of affordable and workforce housing should continue to spur development and provide opportunities for the HIT. The HIT’s ability to offer multiple financing structures for both construction and permanent loans, differentiate it from traditional fixed income managers that only purchase securities from the secondary market. In tight lending environments, the HIT can offer flexible financing that creates an important competitive advantage. In times of heightened market volatility, the HIT’s portfolio can offer attractive yield advantage, liquidity, diversification from corporate credit, and defensive positioning relative to other core fixed income managers.

7 U.S. Census Bureau

2023 Q2 Portfolio Commentary

Market Data

Second Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	-1.38%	0	6.20
Agencies	-0.60%	28	3.36
Single family Agency MBS (RMBS)	-0.64%	76	6.07
Corporates	-0.29%	131	7.14
Commercial MBS (CMBS)	-0.60%	81	4.45
Asset-backed securities (ABS)	-0.12%	58	2.76

Change in Treasury Yields*

Maturity	3/31/23	6/30/23	Change
3 Month	4.693%	5.284%	0.591%
6 Month	4.857%	5.406%	0.549%
1 Year	4.591%	5.392%	0.801%
2 Year	4.025%	4.895%	0.870%
3 Year	3.788%	4.527%	0.739%
5 Year	3.573%	4.156%	0.582%
7 Year	3.531%	3.993%	0.462%
10 Year	3.468%	3.837%	0.369%
20 Year	3.795%	4.072%	0.277%
30 Year	3.650%	3.860%	0.211%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2023 Q2 Portfolio Commentary

Portfolio Data as of June 30, 2023

Net Assets	$6,274.96 million
Portfolio Effective Duration	6.02 years	Convexity	0.26
Portfolio Average Coupon	3.42%	Maturity	10.61 years
Portfolio Yield to Worst[1]	5.54%	Portfolio Current Yield[8]	3.82%
Number of Holdings	930	Average Price[9]	88.41

Sector Allocations: 10

Multifamily MBS	74.35%	CMBS – Agency Multifamily^	66.87%
Agency Single-Family MBS	13.82%	Agency Single-Family MBS	13.82%
US Treasury	3.69%	US Treasury Notes/Bonds	3.69%
AAA Private-Label CMBS	0.75%	State Housing Permanent Bonds	4.42%
Multifamily Direct Const. Loans	6.37%	State Housing Construction Bonds	3.82%
Cash & Short-Term Securities	1.02%	Direct Construction Loans	6.37%
		Cash & Short-Term Securities	1.02%
		^ Includes multifamily MBS (59.22%), MF Construction MBS (6.89%), and AAA Private-Label CMBS (0.75%).
Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[11]
US Government or Agency	84.52%
AAA	2.53%	East	18.00%
AA	5.57%	Midwest	21.08%
A	0.00%	South	10.81%
Not Rated	6.37%	West	10.73%
Cash	1.02%	National Mortgage Pools	39.38%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	1.02%	5-5.99 years	16.18%	0 – 1 year	5.65%
0-0.99 years	17.75%	6-6.99 years	13.71%	1 – 2.99 years	6.46%
1-1.99 years	2.81%	7-7.99 years	9.05%	3 – 4.99 years	12.32%
2-2.99 years	2.75%	8-8.99 years	2.92%	5 – 6.99 years	21.92%
3-3.99 years	7.94%	9-9.99 years	0.73%	7 – 9.99 years	38.58%
4-4.99 years	11.91%	Over 10 years	13.23%	10 – 19.99 years	10.16%
				Greater than 20 years	4.91%

8 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

9 Portfolio market value weighted by current face.

[10] Based on total investments and including unfunded commitments. [11] Excludes cash and short-term equivalents, US Treasury and Agency securities.